THE ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated September 25, 2009

to the

Prospectus dated May 1, 2007

Effective close of business September 28, 2009, we will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

The Atlas Portfolio Builder Variable Annuity dated May 1, 2007